          MORGAN STANLEY INSTITUTIONAL FUND TRUST - ADVISORY PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        OCTOBER 1, 2008 - MARCH 31, 2009

                                                              AMOUNT OF     % OF     % OF
                                   OFFERING       TOTAL         SHARES    OFFERING   FUNDS
  SECURITY    PURCHASE/   SIZE OF  PRICE OF     AMOUNT OF     PURCHASED  PURCHASED   TOTAL                  PURCHASED
 PURCHASED   TRADE DATE  OFFERING   SHARES       OFFERING      BY FUND    BY FUND   ASSETS      BROKERS        FROM
-----------  ----------  --------  --------  ---------------  ---------  ---------  ------  --------------  ---------

Federal       02/03/09      --      $99.921  $600,000,000.00  8,996,000    0.12%     2.52%  Citigroup       Citigroup
National                                                                                    Global
Mortgage                                                                                    Markets Inc.,
Association                                                                                 Goldman,
2.750% due                                                                                  Sachs &
2/5/2014                                                                                    Co., J.P.
                                                                                            Morgan
                                                                                            Securities
                                                                                            Inc.,
                                                                                            Barclays
                                                                                            Capital Inc.,
                                                                                            Deutsche Bank
                                                                                            Securities
                                                                                            Inc., Morgan
                                                                                            Stanley & Co.
                                                                                            Incorporated,
                                                                                            UBS Securities
                                                                                            LLC